Exhibit 99.2

 +  Empowering the Global Workforce  with Skills for the AI Era  December 17, 2025

 Cautionary Note Regarding Forward-Looking Statements  This communication relates to a proposed business combination transaction (the “business combination”) between Udemy, Inc. (“ Udemy”) and Coursera, Inc. (“Coursera”). This communication contains forward-looking statements that involve substantial risks and uncertainties. Any statements contained in this communication that are not statements of histor ical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “accelerate,” “anticipate,” “believe,” “can,” “continue,” “could,” “demand,” “design,” “estimate ,” “expand,” “expect,” “intend,” “may,” “might,” “mission,” “need,” “objective,” “ongoing,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of these terms, or other comp arable terminology intended to identify statements about the future. These forward-looking statements include, but are not limited to, statements regarding expected timing and benefit s of the business combinat ion and the outlook for Cou rsera’s and Udemy’s results of operations and financial condition (including potential synergies) following the business combination. It is uncertain whether any of the events anticipat ed by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of oper ations and financial  con dition of the combined companies or the price of Coursera or Udemy stock. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performanc e, ben efits or achievements to be materially different from the information expressed or implied by these forward -looking statements. These risks and uncertainties include, but are not limited to, the following: general economic, market or business conditions, including competition, r isks related to online learning solutions and risks related to our AI innovations and AI generally; risks related to the business combination, including the effect of the announcement of the business combination on the ability of Coursera or Udemy to retain and hire key personnel and maintain re lationships with customers, ven dors and others with whom Coursera or Udemy do business, or on Coursera’s or Udemy’s operating results and business generally; risks that the business combination disrupts current plans an d operations and the potential diffic ulties in attracting and retaining qualified per sonnel as a result of the  busin ess combination; the outcome of any legal pr oceedings related to the business combination; the ability of the parties to consummate the proposed transaction on a t imely basis or at all; the satisfaction of the condit ions precedent to consummation of the prop osed transaction, including the ability to secure regulatory app rovals on the terms ex pec ted, at all or in a timely manner; the ability to successfully integrate Coursera’s and Udemy’s operations and business on a timely basis or otherwise in accordance with the standards and obligation s applicable to the combined company as a public benefit corporation and as a B Corp.; Coursera’s and Udemy’ s ability to implement our plans, forecasts and other expectations with respect to the combined company’s business after the completion of the transaction and realize ex pected synergies and other benefits of the combination within the ex pec ted timeframe or at all; the amount of the costs, fees, exp enses and charges related to the proposed combin ation; fluctuations in the pric es of Coursera or Udemy stock; and potential business disruption s following the business combination . These risks, as well as other  risks related to the prop osed transaction, will be included in the registration statement on Form S-4 and joint pr oxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. While the risks presented here, and those to be presented in the registration statement on Form S-4, are considered represen tative, they should not be considered a complete statement of all potential risks and uncertainties. For add itional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Coursera’s and Udemy’s respective periodic reports and other filings with the SEC, including the risk factors identified in Coursera’s and Udemy’s most recent Quarterly Reports on Form 10-Q, Coursera’s most recent Annual Report on Form 10-K (available online at  https://www.sec.gov/Archives/edgar/d ata/1651562/000165156225000013/cour-20241231.htm) and Udemy’s most recent Annual Report on Form 10-K (available online at  https://www.sec.gov/Archives/edgar/d ata/1607939/000160793925000011/udmy-20241231.htm), under the headings “Special Note Regarding Forward-Looking Statements” and “Risk Factors” in Part I, Item 1A (Annual Report) and in  Part I, Item 2 and Part II, Item 1A (Quarterly Reports), all of which are available online on the SEC’s website at https:// www.sec.gov. The forward-looking statements included in this communication are made only as of the dat e hereof,  and are based on the current beliefs of Coursera and Udemy as well as assumptions made by and information currently available to them, which are subjec t to inherent uncertainties, risks and changes in circumstances that are diffic ult to predict. Neither Coursera nor Udemy undertakes any obligation to upd ate any forward-looking statements to reflect subsequent events or circumstances, exc ept to the extent required by law.  The information that can be accessed through hyperlin ks or website addresses included in this communication is deemed not to be incorporated in or part of this communication.  Non-GAAP financial measures  This presentation contains non-GAAP measures (including non-GAAP gross profit, Adjust ed EBITDA, and cost synergies) used by our management to help us analyze our financial results, establish budgets  and operational goals for managing our business, evaluate our performan ce, and make strategic decisions. We believe these pro vide useful supplemen tal information for investors to analyze our core  results and benchmar k against peers. These measures may not be comparab le to similarly titled measures used by other companie s. They are pr esented for supp lemental purp oses only and are not a  substit ute for GAAP financial information. Please see the Appendix for a reconciliation.  2  +

 No Offer or Solicitation  This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdic tion in which such offer, solicitation or sale would be unlawful prior to registration or qualific ation under the sec urities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requiremen ts of Section 10 of the U.S. Securities Act of 1933, as amended.  Additional Information About the Business Combination and Where to Find It  In connection with the business combinat ion, Coursera intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Coursera and Udemy and that also constitutes a prospect us of Coursera.  Each of Coursera and Udemy may also file other relevant documents with the SEC regarding the business combin ation. This doc ument is not a substitute for the pr oxy statement/prospec tus or registration statement or any other  doc ument that Coursera or Udemy may file with the SEC. The definitive joint proxy statement/prospectus will be mailed to stoc kholders of Coursera and Udemy. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE  REGISTRATION STATEMENT, JOINT PROXY STATEMENT/ PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY  AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPOR TANT INFORMATIO N ABOUT THE BUSINESS C OMBINATION. Investors and security holders will be able to obtain free  copies of the registration statement and joint pr oxy statement/prospec tus and other doc uments containing important informatio n about Coursera, Udemy and the business combinat ion, once such doc uments are filed with the SEC through the website maintained by the SEC at https:/ /www.sec.gov. Copies of the documents filed with the SEC by Coursera will be available online free of charge on Coursera’s website at htt ps://in vestor.coursera.com or by contacting Coursera’s Investor Relations department at ir@coursera.org. Copies of the documents filed with the SEC by Udemy will be available online free of charge on Udemy’s website at https://investors.udemy.com or by contacting Udemy’s  Investor Relations departmen t at ir@udemy.com.  Participants in the Merger Solicitation  Coursera, Udemy and certain of their respect ive direct ors and executive officers may be deemed to be par ticipants in the solicitation of proxies in respect of the pr oposed transaction. Information about the dir ectors and executive officers of Coursera, including a descrip tion of their direct or indir ect interests, by security holdings or otherwise, is set forth in Coursera’s proxy statement for its 2025 Annual Meeting of Stockholders under the headings “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “CEO Pay Ratio,” “Pay Versus Performance, ” “Non-Employee Director Compensation,” “Certain Relationships and Related Transactions” and “Security Ownership of Certain Beneficial Owners and Management,” which was filed with the SEC on March 31, 2025 and is available online at https:/ /www.sec.gov/Archives/edgar/d ata/1651562/000165156225000026/cour-20250331.htm, and Coursera’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” which was filed with the SEC on Febr uary 24, 2025 and is available online at  https://www.sec.gov/Archives/edgar/d ata/1651562/000165156225000013/cour-20241231.htm. To the extent holdings of Coursera’s securities by its directors or executive officers have changed since the amounts set forth in Coursera’s definit ive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Owner ship on Form 5 filed with the SEC, which are available online at https://www.sec.gov/edgar/b rowse/?CIK=1651562&owner=exclude. Information about the direc tors and  executive officers of Udemy, including a description of their dir ect or indirec t interests, by security holdings or otherwise , is set forth in Udemy’s proxy statement for its 2025 Annual Meeting of Stockholders under the headings “Director  Compensation,” “Our Executive Officers,” “Compensation Discussion and Analysis,” “Summary Compensation Table,” “Grants of Plan-Based Awards in 2024,” “Outstanding Equity Awards at 2024 Fiscal Year End,” “Related Person  Transactions” and “Security Ownership of Certain Beneficial Owners and Management,” which was filed with the SEC on April 25, 2025 and is available online at  https://www.sec.gov/Archives/edgar/d ata/1607939/000160793925000046/ude-20250422.htm, and Udemy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, which was filed with the SEC on February 19, 2025 and is available online at https:/ /www.sec.gov/Archives/edgar/d ata/1607939/000160793925000011/udmy-20241231.htm. To the extent holdings of Udemy’s securities by its directors or executive officers have changed since the amounts set forth in Udemy’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been o r will be reflected on Initial Stat ement of Beneficial Ownership of Securities on Form 3, Statement of  Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available online at https:/ /www.sec.gov/edgar/b rowse/?CIK=1607939&owner=exclude. Ot her  information regar ding the participan ts in the proxy solicitations and a desc ript ion of their direct and in direct interests, b y security holdings or otherwise, will be con tained in the joint proxy statement/ prospectus and other relevant  materials to be filed with the SEC regarding the prop osed transaction when such materials become available. Investors should read the joint proxy statement/ prospectus carefully when it becomes available before making any voting or  investment decisions. You may obtain free copies of these documents from Coursera or Udemy using the sources indicated above.  2  +

 Transaction overview  2  +  Transaction terms  Each Udemy share will be exchanged for 0.800 Coursera shares  Consideration  Tax-free, stock-for-stock transaction  Pro-forma ownership  Approximately 59% Coursera shareholders / 41% Udemy shareholders  Company name  Coursera, Inc. (NYSE: COUR)  Headquarters  Mountain View, California  Leadership  Greg Hart, CEO  Board of directors  9 Board members, 6 designated by Coursera and 3 designated by Udemy; Andrew Ng serving as Chairman  Anticipated close  By the second half of 2026  Closing conditions  Approval by Coursera and Udemy shareholders, required regulatory clearances, and other customary conditions

 Highly compelling strategic and financial rationale  Greater value, impact, and choice  Combines complementary Consumer and Enterprise segment strengths in skills, training, and career advancement to deliver greater value to millions of learners and thousands of enterprise, university, and government customers.  Leading platform capabilities  Brings together a comprehensive ecosystem of world-class instructors, industry leaders, and global subject matter experts, equipped with tools to create more engaging, personalized, and dynamic learning experiences with scale, breadth, and agility.  Accelerated AI-native innovation  Leverages shared product, data, and technology investments to deliver verified skills, from discovery to mastery, that improve both career and business outcomes.  Enhanced global reach and market opportunities  Improves the combined company’s ability to attract, retain, and serve both individuals and enterprises worldwide with combined go-to-market capabilities, localization initiatives, and highly complementary strengths in core segments.  Stronger long-term financial profile  Generates meaningful operating efficiencies, including anticipated annual run-rate cost synergies of  $115 million within 24 months of closing, and enhances capacity for sustained investments in product-led growth.  2  +

 Compatible segment strengths will deliver more value and greater impact for learners, customers, expert instructors, and our business  Complementary skilling engine  +  Managed marketplace  375+  world-class universities and industry leaders  Open marketplace  85K+  community of global subject matter experts  Compatible revenue segments  +  191M registered learners  2K paid enterprise customers  U.S. 50%+ of revenue  82M learners  17K enterprise customers  Outside NAMER 60%+ of revenue  Broad  regional strength  +  $488M  Strength and scale in Consumer  $252M  Enterprise  $520M  Strength and scale in Enterprise  $276M  Consumer  6  +  1. Figures rounded for presentation purposes. Based on reported financial results for October 1, 2024 through September 30, 2025 . Business and operating metrics are as of September 30, 2025.

 7  +  Comprehensive platform positioned to address fast-evolving global skilling and talent transformation opportunity  1. Figures rounded for presentation purposes. Based on reported business and operating metrics as of September 30, 2025.  AI-Powered  Platform capabilities  Data Technology Reach  Expansive global reach to  Learners & customers  191M learners 82M learners  2K customers 17K customers  World-class ecosystem of  Expert instructors  375+ universities & industry leaders 85K+ global subject matter experts  Comprehensive product offerings to deliver  Skills development & verification  Verified skills Agile skills

 A leading skills development platform for upskilling and reskilling in an AI-driven world  AI-native foundation  AI-powered authoring & augmentation  Agentic workflow platform  Hyper personalization and localization  Platform capabilities & data  Predictive analytics & insights  Skills graph  Verified assessments & credentials  Integrations  Personalized recommendations & career taxonomies  Engaging, skills-driven experiences  Learning in the flow of work  Simulation, role play, and AI avatars  Proactive, multimodal AI tutors  Personalized adaptive learning paths  Skills as a System-of-Record  Outcomes  Career advancement  Upskill continuously as  AI reshapes tasks and job roles  Verified skills mastery  Earn job-relevant credentials from leading  institutions employers trust  Workforce transformation  Reskill the workforce at scale  to drive business goals  8  +

 Unlocks differentiated AI capabilities for learning at scale  Immersive AI-native experiences  Measurable skills progression  Skills as a system-of-record  AI-powered content creation  Learning in the flow of work  Rapid product innovation  +  8  +

 10  +  Complementary strengths will improve our ability to attract and retain consumer and enterprise learners worldwide  Segment Revenue Mix 1  66%  34%  Consumer  Enterprise  35%  65%  Consumer  Enterprise  Geographical Revenue Mix 1  49%  51%  Rest of  world  United  States 2  61%  39%  Rest of  world  North  America 2  Figures rounded for presentation purposes. Based on reported financial results for October 1, 2024 through September 30, 2025 .  Geographic information reflects standalonepresentation of regional mix in themost recently reported Quarterly Report on Form 10-Q.

Combination will unlock meaningful scale, synergies, and margin expansion with strengthened financial profile

	coursera [1]	udemy [1]	Combined LTM [2]
Consumer revenue	$488	$276	$764
Enterprise revenue	$252	$520	$772
Total revenue	$740	$796	$1,536
Non-GAAP Gross profit [4]	$410	$524	$935
Margin %	55%	66%	61%
Adjusted EBITDA [4]	$62	$93	$155
Margin %	8%	12%	10%

$115M

Anticipated annual run-rate cost synergies within 24 months of closing, primarily from optimized GTM motions and streamlined G&A expenses

$1.5B [1]

Combined revenue over the last twelve months,[1] with growing subscription and recurring revenue streams

$1.2B

Combined cash balance as of Q3 2025 [3]

Coursera anticipates the combined company will execute a sizable open market share repurchase following the close

1. Figures in $millions. Rounded for presentation purposes. Based on reported financial results for October 1, 2024 through September 30, 2025.
2. Figures in $millions. Rounded for presentation purposes. Based on the sum of Coursera's and Udemy's reported standalone financial results for October 1, 2024 through September 30, 2025. Combined calculations are preliminary and subject to revision.
3. Combined cash balance based on each company's reported unrestricted cash, cash equivalents, and marketable securities balance as of September 30, 2025. The combined amount does not adjust for differences in disclosure approach or policy.
4. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the Appendix.

coursera + udemy
11

Highly compelling strategic and financial rationale  Greater value, impact and choice  Combines complementary Consumer and Enterprise segment strengths in skills, training, and career advancement to deliver great er value to millions  of learners and thousands of enterprise, university, and government customers.  Leading platform capabilities  Brings together a comprehensive ecosystem of world-class instructors, industry leaders, and global subject matter experts, equipped with tools to  create more engaging, personalized, and dynamic learning experiences with scale, breadth, and agility.  Accelerated AI-native innovation  Leverages shared product, data, and technology investments to deliver verified skills, from discovery to mastery, that improve both career and  business outcomes.  Enhanced global reach and market opportunities  Improves the combined company’s ability to attract, retain, and serve both individuals and enterprises worldwide with combined go-to-market  capabilities, localization initiatives, and highly complementary strengths in core segments.  Stronger long-term financial profile  Generates meaningful operating efficiencies, including anticipated annual run-rate cost synergies of $115 million within 24 months of closing, and  enhances capacity for sustained investments in product-led growth.  12  +

 Q&A

 Reconciliation of non-GAAP financial measures  14  +  Unaudited  ($ in millions)  4Q24  1Q25  2Q25  3Q25  Gross profit  $ 95.5  $ 97.9  $ 102.7  $ 106.0  Stock-based compensation expense  0.7  0.7  0.6  0.6  Amortization of stock-based compensation capitalized as internal-use software costs  1.3  1.5  1.4  1.4  Non-GAAP gross profit  $ 97.5  $ 100.1  $ 104.7  $ 108.0  Gross profit margin  53%  55%  55%  55%  Non-GAAP gross margin  54%  56%  56%  56%  ($ in million s)  4Q24  1Q25  2Q25  3Q25  Net loss  $ (21.6)  $ (7.8)  $ (7.8)  $ (8.6)  Depreciation and amortization  6.4  7.1  7.4  7.3  Interest income, net  (8.5)  (7.8)  (8.0)  (8.3)  Income tax (benefit) expense  (2.3)  1.5  0.8  0.8  Other (income) ex pen se, net  1.9  (0.3)  (0.1)  0.5  Stock-based compensation expense  24.9  25.8  23.8  23.0  Payroll tax expense related to stock-based compensation  0.2  0.9  0.7  0.8  Significant and non-recurring legal and regulatory matt ers  1.7  0.2  1.2  0.1  Restructuring related charges  6.8  (0.9)  -  -  Adjust ed EBITDA  $ 9.5  $ 18.7  $ 18.0  $ 15.6  Net loss margin  (12%)  (4%)  (4%)  (4%)  Adjust ed EBITDA margin  5%  10%  10%  8%  Coursera

 Reconciliation of non-GAAP financial measures  14  +  ($ in millions)  4Q24  1Q25  2Q25  3Q25  Gross profit  $ 127.2  $ 129.4  $ 132.0  $ 128.9  Stock-based compensation expense  1.6  1.6  1.8  1.8  Non-GAAP gross profit  $ 128.8  $ 131.0  $ 133.8  $ 130.7  Gross margin  64%  65%  66%  66%  Non-GAAP gross margin  64%  65%  67%  67%  ($ in million s)  4Q24  1Q25  2Q25  3Q25  Net income (loss)  $ (9.9)  $ (1.8)  $ 6.3  $ 1.6  Interest income  (4.0)  (3.6)  (3.7)  (3.8)  Interest expense  -  -  0.1  0.4  Income tax provision  1.7  0.9  1.1  1.1  Depreciation and amortization  5.9  6.2  6.9  6.1  Stock-based compensation expense  19. 8  18.0  17.4  18. 3  Other income (expense), net  0.6  (0.1)  0.1  0.5  Restructuring charges  5.4  1.5  0.1  -  Adjust ed EBITDA  $ 19.5  $ 21.1  $ 28.4  $ 24.3  Net income (loss) margin  (5%)  (1%)  3%  1%  Adjust ed EBITDA margin  10%  11%  14%  12%  Udemy  Unaudited

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